UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DOUBLE EAGLE PETROLEUM CO.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DOUBLE EAGLE PETROLEUM CO.
1675 Broadway, Suite 2200
Denver, Colorado 80202
(303) 794-8445
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 24, 2011
To our stockholders:
You are invited to attend the Annual Meeting of Stockholders of Double Eagle Petroleum Co., a Maryland corporation (the “Company”), on May 24, 2011, at 9:00 A.M. (Mountain Daylight Time) at the offices of Faegre & Benson LLP, 3200 Wells Fargo Center, 1700 Lincoln St., Denver, Colorado 80203.
At the meeting, stockholders will be asked to:
1.	Elect two Directors to the Company’s Board of Directors for a three-year term to expire in 2014;
2.	Ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent registered public accounting firm for 2011; and
3.	Transact any other business that properly may come before the Annual Meeting or any adjournment thereof.
Only common stockholders of record at the close of business on April 1, 2011 are entitled to notice of, and to vote at, the Annual Meeting.
All stockholders planning to attend the meeting are requested to RSVP to annualmeeting@eagle-eagle.net. Stockholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of April 1, 2011 in order to be admitted to the meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 24, 2011.
This year we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our proxy statement and annual report at https://www.edocumentview.com/DBLE. On or about April 14, 2011, we will mail our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials to be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings. Your request for proxy materials should be made by May 1, 2011 in order to ensure timely delivery of the materials.
Stockholders of record at the close of business on April 1, 2011 are entitled to vote. Each share entitles the holder to one vote. Your vote is important and we encourage you to vote your shares promptly, whether or not you plan to attend the meeting. You may vote over the Internet by following the instructions provided on the notice or proxy card mailed to you or by telephone by following the instructions found on the Internet site provided on the notice or proxy card. You may also vote in person at the meeting or, if you request to receive proxy materials by mail, by completing and returning a proxy card. Please vote in advance of the meeting even if you plan to attend.

By Order of the Board of Directors

Denver, Colorado	Carol A. Osborne
April 1, 2011	Corporate Secretary

ii

PROXY STATEMENT
DOUBLE EAGLE PETROLEUM CO.
1675 Broadway, Suite 2200
Denver, Colorado 80202
(303) 794-8445
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on May 24, 2011:
The Notice of Annual Meeting and Proxy Statement and 2011 Annual Report to Stockholders and
Report on Form 10-K are available at:
www.edocumentview.com/DBLE
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 24, 2011
GENERAL INFORMATION ABOUT THE MEETING
This Proxy Statement is being furnished by Double Eagle Petroleum Co. (“we”, “us”, “Double Eagle” or the “Company”) in connection with the solicitation of proxies by our Board of Directors to be voted at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The meeting is to be held on May 24, 2011, at 9:00 A.M. (Mountain Time) at the offices of Faegre & Benson LLP, 3200 Wells Fargo Center, 1700 Lincoln St., Denver, Colorado 80203, and at any adjournment of the Annual Meeting. Whether or not you personally attend, it is important that your shares be represented and voted at the Annual Meeting. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by requesting a proxy card and mailing it in the postage-paid envelope provided. Check your Notice of Internet Availability of Proxy Materials or the information forwarded by your bank, broker, or other stockholder of record to determine the voting options available to you. The Notice of Internet Availability of Proxy Materials will be first mailed to stockholders on or about April 14, 2011.
SOLICITATION AND RATIFICATION OF PROXIES
The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. We will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of the Company, in person or by telephone. No additional compensation will be paid to our directors, executive officers, or other employees for these services. We will also request banks, brokers, and other stockholders of record to forward proxy materials, at our expense, to the beneficial owners of our common stock.
If a proxy card is requested, signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees presented in Proposal 1, and FOR the proposal set forth in Proposal 2. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come to a vote at the meeting, the proxy holders will vote in accordance with their best judgment. At any time before it is exercised, you may revoke your proxy by timely delivery of written notice to our Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting in person at the Annual Meeting. Voting in advance of the Annual Meeting will not limit your right to vote at the Annual Meeting if you decide to attend in person. If you are a beneficial owner, but your shares are registered in the name of a bank, broker, or other stockholder of record, the voting instructions form mailed to you may not be used to vote in person at the Annual Meeting. Instead, to be able to vote in person at the Annual Meeting you must obtain, from the stockholder of record, a proxy in your name and present it at the meeting. See “Questions and Answers about the Meeting” in this Proxy Statement for an explanation of the term “stockholder of record”.
`

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: Under rules of the Securities and Exchange Commission, we are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies to our stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.
Q: What is the record date and why is it important?
A: The record date is the date used by our Board of Directors to determine which stockholders of the Company are entitled to receive notice of, and vote on the items presented at, the Annual Meeting. Our Board established April 1, 2011 as the record date for the 2011 Annual Meeting. On April 1, 2011, we had 11,191,916 shares of its common stock outstanding. Each share of common stock is entitled to one vote.
Q: What is a proxy?
A: A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. We have provided an electronic proxy card at www.edocumentview.com/DBLE that you will use to vote your shares online or by telephone. If you requested a paper copy of our proxy materials, you also can vote using the proxy card enclosed with those materials. On our proxy card, you will find the names of the persons designated by the Company to act as proxies to vote your shares at the Annual Meeting. When you submit a valid proxy card, the people named as proxies are required to vote your shares at the Annual Meeting in the manner you have instructed.
Q: What am I voting for?
A: At the Annual Meeting, stockholders will be asked to elect two Directors to the Company’s Board of Directors for three-year terms to expire in 2014 and ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent registered public accounting firm for 2011.
Q: How do I vote?
A: You may vote at the Annual Meeting in person or by proxy. Before the Annual Meeting, you can give a proxy to vote your shares of Double Eagle common stock by following the instructions on your Notice of Internet Availability of Proxy Materials.
Q: Will my shares be voted if I do not provide my proxy?
A: It depends on whether you hold your shares in your own name or in the name of a brokerage firm. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or vote in person at the Annual Meeting. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters. If your shares are held in the name of a brokerage firm, the brokerage firm can vote your shares for the ratification of the selection of Hein & Associates as Double Eagle’s independent registered public accounting firm for 2011 if you do not timely provide your proxy because this matter is considered “routine” under the applicable rules. The election of directors is not considered a routine matter and therefore may not be voted by your broker without instruction.
Q: How many votes do you need to hold the Annual Meeting?
A: A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders except as otherwise provided by statute or by our articles of incorporation. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting.

Q: Who conducts the proxy solicitation and how much will it cost?
A: The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to our common stockholders, will be borne by us. Proxies may be solicited on our behalf by directors, officers and regular employees of the Company by telephone or other means. There will be no special or additional compensation for these services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of record of our common stock, and we will reimburse them for their related charges and expenses. We may also elect to engage a proxy solicitation firm to distribute and solicit proxies.
Q: Can I revoke or change my vote after I submit my proxy?
A: Yes. You may revoke your proxy vote at any time before the Annual Meeting by giving written notice of the revocation to our Corporate Secretary, signing a new proxy card with a later date, voting on a later date via telephone or using the Internet (only your latest telephone or Internet proxy submitted prior to the Annual Meeting will be counted), or by electing to vote in person at the Annual Meeting.
Q: Who will count the vote?
A: Votes at the Annual Meeting will be counted by an inspector of election, who has been appointed by our Board of Directors. The Board of Directors has appointed Ms. Carol Osborne, Double Eagle’s Corporate Secretary, as inspector of election.
Q: How does the Board of Directors recommend that I vote?
A: The Board recommends that you vote FOR the following proposals:
•	The election of each of Mr. Sigmund Balaban and Mr. David Wilson to the Board of Directors for respective three-year terms to expire in 2014; and
•	The ratification of the Audit Committee’s appointment of Hein & Associates LLP, as our independent registered public accounting firm for 2011.
Q: What do I need to show to attend the Annual Meeting in person?
A: In order to attend the 2011 Annual Meeting, stockholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of April 1, 2011 in order to be admitted to the meeting. Please RSVP to Carol Osborne, our Corporate Secretary at annualmeeting@eagle-eagle.net if you plan to attend the meeting.
Q: What happens if I sign and return my proxy card but do not provide voting instructions?
If a stockholder provides a proxy but gives no instructions, such stockholder’s shares will be voted in accordance with the recommendation of our Board.
Q: Where will I be able to find voting results of the Annual Meeting?
A: We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities Exchange Commission (The “SEC”) within four business days following the Annual Meeting.
AVAILABLE INFORMATION
If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.
Upon written request, we will provide, without charge, a copy of our Report on Form 10-K for the year ended December 31, 2010 to any stockholder of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on April 1, 2011. Any request for a copy of these reports should be mailed to:
John Campbell, Investor Relations,
Double Eagle Petroleum Co.,
1675 Broadway, Suite 2200,
Denver, Colorado 80202.
Stockholders may also receive copies of our reports filed with the Securities and Exchange Commission by accessing the SEC’s website at http://www.sec.gov/.

PROPOSAL #1: ELECTION OF DIRECTORS
At the Annual Meeting, the stockholders will be asked to vote on the election of two members to the Board of Directors of the Company. The Nominating and Corporate Governance Committee of our Board has nominated Mr. Sigmund Balaban and Mr. David Wilson, each for a three-year term as director. If elected, Mr. Balaban and Mr. Wilson each will hold office until his respective term expires and his respective successor is elected and has qualified or his resignation from the Board.
The affirmative vote of a plurality of the shares of Common Stock voting at the Annual Meeting, assuming a quorum is present, is required to elect a director. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote the shares represented by that proxy for the nominees named below. Both nominees are currently directors of the Company.
It is not anticipated that either nominee will become unable or unwilling to accept nomination or election, but, if that occurs, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.
The following is biographical information regarding each nominee and continuing director:
Nominees for Election for a Three-Year Term Expiring at the 2014 Annual Meeting
Sigmund Balaban, age 69, has served as a Director of the Company since 2005. Mr. Balaban serves as the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Balaban served as Senior Vice President/ Corporate Secretary, of Fujitsu General America, Inc. of Fairfield, New Jersey, from 2000 until July 2001 when he retired. Prior to that time, Mr. Balaban was Vice President, Credit of Teknika Electronics beginning in 1986 and served as Senior Vice President and General Manager of Teknika Electronics beginning in 1992. In October 1995, Teknika Electronics changed its name to Fujitsu General America, Inc. Fujitsu General America, Inc. is a subsidiary of Fujitsu General, Ltd., a Japanese multiline manufacturer. Mr. Balaban was also a member of the Board of Directors of ARC Wireless Solutions, Inc. (OTCBB: ARCS) from December 1994 until November 2008. He served as chairman of its audit committee from July 2002 until November 2008. Mr. Balaban received his Bachelor degree from City College of New York.
Mr. Balaban brings strong leadership skills to our Board, as he has more than 15 years of experience serving on a Board for a public corporation, with six years of experience serving as audit committee chairman. His experience and knowledge of the credit markets and financing transactions is particularly important, as our Company has historically relied partially on debt to finance our capital expenditures.
David Wilson, age 67, was appointed to the Board in February 2011. Mr. Wilson serves as an independent energy consultant currently providing business advisory services and oversight with respect to exploration and production operations and natural gas marketing. From 1993 until his retirement in 2000, he led PricewaterhouseCooper’s Energy Strategic Advisory Services Group which provided a wide range of services including asset and company valuations, strategy development and reviews, investment management and energy trading and risk management. From 1985 through 1988 he was President of Gas Acquisition Services, a gas management consulting firm; from 1977 through 1985 he served as Vice President, Exploration and Corporate Development of Consolidated Oil and Gas; and from 1975 through 1977 he served as Manager, Diversification Programs for Williams Exploration. Prior to 1977 he held various positions in the oil and gas exploration and production industry. Mr. Wilson has served on the board of Energen Corporation (NYSE: EGN) since 2004 and is currently the audit committee chairman of that company. Mr. Wilson received his Bachelor’s degree in mathematics from Tulsa University.
Mr. Wilson has over 30 years of experience in the oil and gas industry. In addition, he brings valuable experience to the Board through his experience and knowledge of strategy, business processes and corporate governance, having served on the board of a large publicly traded oil and gas corporation for more than six years. Mr. Wilson also has risk management and oversight experience from his service with a major accounting firm. Finally, Mr. Wilson brings financial expertise to the Board, through his service as chairman of the Audit Committee of Energen Corporations and through his experiences serving in a major accounting firm.

Continuing Director to Serve Until the 2012 Annual Meeting
Roy Cohee, age 61, has served as a Director of the Company since 2001. Mr. Cohee serves as Chairman of the Compensation Committee of our Board of Directors. He has been with C & Y Transportation Co. since its inception in 1966 and has served as President since 1986. C & Y Transportation Co., based in Casper, Wyoming, is a privately-held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee served in the Wyoming Legislature from 1999 through 2010 in a variety of positions, including chairman of House Revenue, House Transportation and Highways, Select Committee on Local Government Finance, Capital Finance and Investments, Majority Floor Leader and Speaker of the House. Mr. Cohee attended Casper College.
Mr. Cohee’s service as President of a private Wyoming business, for more than 20 years, provides him with valuable business, leadership and management experience. He also has an in-depth knowledge of the oil and gas industry, Wyoming business environment, and both the federal and Wyoming political environment.
Continuing Director to Serve Until the 2013 Annual Meeting
Richard Dole, age 65, has served as a director of the Company since 2005, Chairman of the Audit Committee and designated financial expert from 2005 through 2008 and Chairman of the Board since December 2007. He was appointed as Chief Executive Officer (“CEO”) of the Company in September 2008. Mr. Dole served as a Director of Petrosearch Energy Corporation beginning in July 2004, and assumed the positions of Chairman, President and CEO of Petrosearch in December 2004. He held these positions until August 2009, when Petrosearch was acquired by the Company. Mr. Dole also previously served as Vice President and Chief Financial Officer for Burlington Resources International from 1998 to 2000. From 2000 through 2004, he was active in consulting and financial services. He was a co-founder of Benefits Access Solutions, LLC, a company formed to provide financial services and benefit options to employees and members of corporate organizations. He also was co-founder and managing partner of Innovation Growth Partners, LLC, a firm that provided management and consulting services to early stage companies. Mr. Dole’s extensive experience includes being National Partner-in-Charge of Business Process Solutions at KPMG. Prior to that he was with Coopers & Lybrand (now PricewaterhouseCoopers) where he served as Assurance and Business Advisory Partner for nearly 20 years and also served in numerous senior management roles, including National Chairman for the Energy and Natural Resources Industry practices for over 15 years and as the Vice Chairman for the U.S. Process Management business unit. Mr. Dole was also a member of the Board of Directors of Westport Resources Corporation (NYSE: WRC) from August 2003 until July 2004 when Westport was merged into Kerr McGee Corp, and served as a member of its audit committee and as a designated financial expert. Mr. Dole has a Bachelors degree in accounting from Colorado State University.
Mr. Dole has over 30 years of experience in the oil and gas industry, which gives him the leadership and management experience to serve as our CEO and to lead our Board. His experience and knowledge in strategy, business processes, capital markets, acquisition and divestitures, and corporate mergers brings important perspectives on the issues facing our Company. Mr. Dole also brings financial expertise to the Board, through his prior service as chairman of our Audit Committee and through his experiences serving as chief financial officer of another public company and from his time as partner in a major accounting firm. Mr. Dole’s service as the Chairman and CEO of Double Eagle creates a crucial link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the business.
Brent Hathaway, age 48, began serving as a director of the Company in September 2008. Mr. Hathaway serves as Chairman of the Audit Committee of our Board of Directors. He also serves as Dean of the College of Business at the University of Wyoming, and has had various leadership responsibilities at the university since 2001. Mr. Hathaway was previously Vice President of Marketing and Sales, Aerospace Services (a $2.5 billion business unit of Honeywell International) and served as President and General Manager for Concord Inc., (a Case Corporation business unit). Prior to Case Corporation, he served as Branch Manager and Regional General Manager over field sales, service, and support operations for a technology company, as well as consulting to that industry for five years. Mr. Hathaway has a Bachelors degree from Utah State University, a Masters degree from Purdue University and a PhD from the University of Illinois.
Mr. Hathaway has strong leadership skills, having served as Dean of the College of Business at University of Wyoming and as President of Concord Inc. He brings financial expertise to the Board through his experiences at Concord Inc., where he had oversight responsibility of the controller and accounting staff, gained experience with business acquisitions and the related accounting, and regularly reviewed and analyzed financial statements of the business unit. As Dean of the University of Wyoming College of Business, Mr. Hathaway is responsible the accounting curriculum, which allows him to stay current on accounting issues. Mr. Hathaway also has extensive knowledge of the Wyoming business and political environment.

Required Vote; Recommendation of the Board of Directors
An affirmative vote of a plurality of shares represented at the Annual Meeting, in person or by proxy, is necessary for the election of each of the two directors.
The Board of Directors unanimously recommends a vote FOR the nominees, Mr. Sigmund Balaban and Mr. David Wilson, for election as directors.
DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as a director. For information about the compensation of Mr. Dole, our Chairman, President and Chief Executive Officer, refer to the “Summary Compensation Table” on page 16.
Our 2010 compensation package for non-employee directors was as follows:
•
For the period July 1, 2010 through June 30, 2011, the aggregate compensation provided to each non-employee director for board service was $100,000. Each non-employee director must receive at least 50% of this compensation in restricted stock, but may elect in 10% intervals to receive up to 100% of the compensation in restricted stock; the remainder is paid in cash on the first business day of each fiscal quarter.

•	The restricted stock vests 25% upon grant and 25% on the first business day of the three succeeding fiscal quarters.
•	The number of shares of restricted stock granted is based on the market price for the Company’s common stock on the date of grant.
•
The Chairs of the Compensation and Audit Committees received additional annual retainers of $10,000, and $15,000, respectively. The payments were made in four equal installments occurring on the first business day of each quarter. For 2011, the Chair of the Nominating and Corporate Governance Committee will receive a pro rata share of an additional $10,000 cash retainer, based on the date the committee was created.

On May 25, 2010, each non-employee director elected to receive his subsequent compensation for the period July 1, 2010 — June 30, 2011 as follows:
•	Balaban — 50% cash, 50% stock
•	Cohee — 30% cash, 70% stock
•	Hathaway — 20% cash, 80% stock
Mr. Wilson was appointed to the Board effective February 23, 2011, and elected to receive the pro rata share of his compensation in the form of 50% cash and 50% stock.
For the period July 1, 2011-June 30, 2012, the total director compensation was reduced to $90,000 and requires at least 50% of the compensation to be taken in the form of our common stock, vesting in four quarterly increments. Each director must make his election for the next 12 months beginning July 1, 2011 in writing prior to July 1, 2011.
Each director is also reimbursed for expenses incurred in attending meetings and for other expenses incurred on the Company’s behalf.

The following table sets forth information concerning compensation paid to our non-employee directors during the calendar year ended December 31, 2010 to our non-employee directors of the Company (“Outside Directors”).
Director Compensation Table

	Fees Earned or		Total
Name	Paid in Cash	Stock Awards	Compensation
Sigmund Balaban (1)	$50,000	$50,000	$105,000
Roy G. Cohee (2)	40,000	70,000	110,000
Brent Hathaway (3)	35,000	80,000	115,000

(1)	Mr. Balaban was granted 12,346 of stock awards during 2010. The aggregate number of stock awards that had been granted to Mr. Balaban as of December 31, 2010 was 29,251.

(2)	Mr. Cohee was granted 17,284 of stock awards during 2010. The aggregate number of stock awards that had been granted to Mr. Cohee as of December 31, 2010 was 48,333.

(3)	Mr. Hathaway was granted 19,753 of stock awards during 2010. The aggregate number of stock awards that had been granted to Mr. Hathaway as of December 31, 2010 was 40,982.
OFFICERS OF THE COMPANY
The following table sets forth our current officers. Individual background information concerning each of these officers, except Mr. Dole, follows the table. Mr. Dole’s background information can be found on page 5.

Name	Age	Position with the Company
Richard Dole	65	Chairman of the Board, President and Chief Executive Officer
Kurtis S. Hooley	46	Senior Vice President, Chief Financial Officer
D. Steven Degenfelder	54	Senior Vice President, Exploration and New Ventures
Ashley Jenkins	29	Vice President, Controller
Carol A. Osborne	59	Corporate Secretary
Emily Maron	29	Assistant Corporate Secretary
Mr. Hooley has served as the Company’s Chief Financial Officer since December 2007. Prior to that time, Mr. Hooley served in differing capacities for the Company since 2004, including his latest position as the Director of Business Development and Financial Planning. Prior to joining Double Eagle as the Director of Business Development and Financial Planning, Mr. Hooley served from 2003 to 2006 as the President of MKH Enterprises, a consulting firm primarily focused on the implementation of Sarbanes-Oxley internal control procedures and technical accounting pronouncements. During this period Mr. Hooley served as an external consultant to the Company for the implementation of internal controls. From 2001 to 2003, Mr. Hooley was the Managing Director of Hain Celestial Canada, the parent company of Vancouver-based Yves Veggie Cuisine, a manufacturer and distributor of vegetarian alternative cuisine. From 1999 to 2001, Mr. Hooley served as the Director of Finance for Celestial Seasonings. Prior to 1999, Mr. Hooley served in a number of accounting capacities with Arthur Andersen LLP, most recently as an Experienced Audit Manager. Mr. Hooley has a Bachelor of Science in Accounting from Regis University.

Mr. Degenfelder has been with the Company since February 1998 and currently serves as Senior Vice President, Exploration and New Ventures. Mr. Degenfelder began his career in the oil and gas business as a roustabout in the oil fields of southeast New Mexico. After graduating from college, he held various land management positions with Marathon Oil Company, Paintbrush Petroleum Corporation and Tyrex Oil Company. Mr. Degenfelder served as Deputy Director of the Wyoming Office of State Lands and Investments from 1995 to 1997. He is an elected member of the Natrona County, Wyoming School Board and serves as Chairman. He also serves on the Board of Directors of the Petroleum Association of Wyoming and the Natrona County Library Foundation. He is a member of the American Association of Professional Landmen and is a member and past President of the Wyoming Association of Professional Landmen. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.
Ms. Jenkins was appointed to the position of Vice President, Controller in January 2010, and has served as the Company’s Controller since 2008. From 2003 to 2008, Ms. Jenkins was employed in the audit department of PricewaterhouseCoopers, LLP, and focused on serving Energy clients. Ms. Jenkins is a Certified Public Accountant and graduated Cum Laude with a Bachelor of Science degree in Accounting from Villanova University.
Ms. Osborne has served as the Corporate Secretary of the Company since January 1996 and previously served as the Assistant Secretary of the Company from December 1989 until January 1996. In addition, Ms. Osborne has served as our Casper office manager since 1981.
Ms. Maron was appointed to the position of Assistant Corporate Secretary in January 2010, and continues to serve as the Company’s Manager of Financial Planning and Reporting, a position she has held since 2008. Prior to joining Double Eagle, Ms. Maron was employed for three years in the audit department of PricewaterhouseCoopers LLP. Ms. Maron is a Certified Public Accountant and graduated Cum Laude with a Bachelor of Science degree in Business Administration from Colorado State University.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table summarizes certain information as of April 1, 2011 with respect to the beneficial ownership of our common stock, and of our Series A Preferred Stock, $0.10 par value per share (the “Preferred Stock”), (i) by our directors, (ii) by our named executive officers, (iii) by stockholders known by us to own 5% or more of our common stock or of our Preferred Stock, and (iv) by all executive officers and directors as a group. As of April 1, 2011, we had 11,191,916 shares and 1,610,000 shares of our common stock and our Preferred Stock issued and outstanding, respectively. Amounts shown for our common stock include options that are currently exercisable or options and restricted shares that may become exercisable/vested within 60 days of April 1, 2011.

		As of April 1, 2011
				Percentage of
				Class
		Number of		Beneficially
Name and Address of Beneficial Owner	Class of Stock	Shares		Owned
Sigmund Balaban	Common Stock	29,251		*
1675 Broadway, Suite 2200 Denver, CO 80202

Roy G. Cohee	Common Stock	78,058	(1)	*
1675 Broadway, Suite 2200 Denver, CO 80202

Brent Hathaway	Common Stock	40,982		*
1675 Broadway, Suite 2200 Denver, CO 80202

David Wilson	Common Stock	1,564		*
1675 Broadway, Suite 2200 Denver, CO 80202

Richard Dole	Common Stock	146,376	(2)	1.3%
1675 Broadway, Suite 2200 Denver, CO 80202

Kurtis S. Hooley	Common Stock	87,958	(3)	*
1675 Broadway, Suite 2200 Denver, CO 80202

D. Steven Degenfelder	Common Stock	140,898	(4)	1.3%
1675 Broadway, Suite 2200 Denver, CO 80202

Ashley Jenkins	Common Stock	40,838	(5)	*
1675 Broadway, Suite 2200 Denver, CO 80202

Directors and Officers as a group		619,292		5.5%
(10 persons)

Barclays Global Investors, NA.,	Common Stock	574,567	(6)	5.13%
400 Howard St San Francisco, CA 94105

First Trust Portfolios LP.	Preferred Stock	120,000	(7)	7.50%
1001 Warrenville Road Lisle, Illinois 60532

*	Less than one percent.

(1)	Includes 1,000 shares held by Barbara Cohee, Mr. Cohee’s spouse.

(2)	Includes options held by Mr. Dole to purchase 65,330 shares of common stock that are exercisable within 60 days of April 1, 2011.

(3)	Includes options held by Mr. Hooley to purchase 54,082 shares of common stock that are exercisable within 60 days of April 1, 2011.

4)	Includes options held by Mr. Degenfelder to purchase 47,166 shares of common stock that are exercisable within 60 days of April 1, 2011.

(5)	Includes options held by Ms. Jenkins to purchase 33,952 shares of common that are exercisable within 60 days of April 1, 2011.

(6)	Information is based solely on a Schedule 13G dated February 5, 2009.

(7)
Information is based solely on a Schedule 13G dated January 11, 2008. The shares are held in a closed end fund with First Trust Advisors as the Advisor and Stonebridge Advisors, LLC as the sub-advisor.

There are no shares of common stock or Preferred Stock pledged as security by any named executive officer, director, or director nominee.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and holders of more than 10% of our Common Stock or Preferred Stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock, Preferred Stock or other equity securities. Based upon our review of the copies of reports furnished or otherwise available to the Company, we believe that during the year ended December 31, 2010, our officers, directors and holders of more than 10% of our outstanding Common Stock or Preferred Stock, as applicable, we timely filed, except as noted below:
•
In January 2010, Ashley Jenkins, VP Controller and Emily Maron, Assistant Corporate Secretary, were appointed as officers of the Company and simultaneously granted stock awards and stock options by the Company. Due to an administrative delay in obtaining SEC filing codes, the Form 3’s reporting these grants were filed late.

In making these statements, we have relied upon the written representations of our directors and officers and review of all Section 16 filings with the SEC.

CORPORATE GOVERNANCE
The Board of Directors
The business and affairs of the Company are managed under the direction of our Board of Directors. Our Board currently has five members: Richard Dole (Chairman), Sigmund Balaban, Roy G. Cohee, Brent Hathaway and David Wilson. Each director holds office until the expiration of his respective term and until the election and qualification of the director’s successor. At the Annual Meeting, stockholders will be asked to elect Mr. Balaban and Mr. Wilson each to three-year terms to our Board of Directors.
The Board of Directors met seven times during the year ended December 31, 2010, either in person or telephonically, and each director attended 100% of the Board meetings. The Company does not have a formal policy regarding directors’ attendance at the Annual Meeting; however, all incumbent directors, as well as the nominees for election as director, are encouraged to attend. All incumbent directors attended the 2010 Annual Meeting held on May 25, 2010.
Director Independence
The Board of Directors has determined that each of our directors, except for Mr. Dole, qualifies as an “independent director:” as defined under the published listing requirements of the NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and by the Company with regard to each director’s business and personal activities as they may relate to us and our management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as “independent” under special standards established by NASDAQ and the SEC for members of audit committees.
Leadership Structure of the Board
Currently, the Board believes that our CEO is best positioned to serve as Chairman, due to his ability to provide clear insight and direction of business strategies and plans to both the Board and management. The Board believes we can most effectively execute its business strategies and plans if the Chairman is also a member of the management team. A single person, acting in the capacities of Chairman and CEO, provides unified leadership and focus. Although our Board has historically determined that combining the role of CEO and Chairman to be the most efficient and effective, we do not have formal guidelines that establish this approach as a policy. Therefore, the Board has the flexibility to separate the two roles in the future if it believes it is appropriate to do so. The Board has not appointed a “lead independent director” due to the small size of the Board and because four of the five directors are independent and thus a “lead independent director” would not add significant value at this time.
Risk Oversight
Management is responsible for implementing our financial and business strategies and assessing and managing the risks relating to our Company and its performance under those strategies on a daily basis. Our Board has oversight responsibility for all risks and has various programs in place in which it reviews, approves (where appropriate) and monitors the activities of the Company. This includes our strategies and plans, financial and business objectives significant corporate actions, and performing assessments major risks relating to our Company including options to mitigate and address such risks. Our Board has primary responsibility for strategic and risk oversight. To assist the Board in discharging its oversight responsibilities, members of management report to the Board and its committees on areas of risk to our Company. Our Board delegates to the committees, specific areas of risks inherent in their respective areas of oversight and the committees provide reports to the full Board regarding their activities.
Our Audit Committee has oversight responsibility to review management’s financial risk management process, including the policies and guidelines used by management to identify, assess and manage the Company’s exposure to financial risk. The Audit Committee oversees control and fraud risk assessments, the Code of Ethics compliance, and the Whistleblower policy, among other areas, At least annually, management of the Company goes through its financial and fraud risk assessment process to identify risk and develop plans to address them. The Chief Financial Officer reports directly to the Audit Committee at least quarterly to provide an update on management’s efforts to manage financial risk.
Our Compensation Committee oversees the management of risks associated with our executive compensation arrangements and evaluates the relationship between our compensation policies and practices and risk to assure that those policies and practices do not incent undue risk taking. The Committee incorporates risk considerations, including the risk of loss of key personnel, as it evaluates the performance of our Chief Executive Officer and other executive officers, reviews management development and succession plans, and considers risks related to our compensation programs and policies.
Our Nominating & Corporate Governance Committee focuses on issues relating to Board composition, leadership structures and corporate governance matters.

In addition to receiving reports from the various committees regarding the risks considered in their respective areas, to ensure that our Board has a broad view of our strategy and overall risk management process, the Board will review with management our strategic plans and the principal issues and risks that we may face, as well as the processes through which we manage risk, during at least one Board meeting per year. This enables the full Board to coordinate risk oversight, especially with respect to risk interrelationships.
Director Education
The Board recognizes the importance of continued education of the Company’s directors and employees due to the ever changing governance, regulatory and compliance rules and regulations. During 2010 and the first quarter of 2011, our Board members together with Kurtis Hooley, Chief Financial Officer, attended various educational training sessions and conferences in an effort to keep abreast of leading governance practices in the corporate environment, including the Dodd-Frank Act. The training courses attended included the National Association of Corporate Directors (“NACD”) Director Professionalism ® Course, a comprehensive professionalism course specifically designed for Double Eagle. The Board also attended the Energy Industry Directors Conference.
Committees
The standing committees of the Board include the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each consisting entirely of non-employee independent directors. The Nominating and Corporate Governance Committee was formed by the Board in February 2011. The standing committees of the Board, including the members of each committee, are described below.
Audit Committee
The Audit Committee provides assistance to our Board in fulfilling its fiduciary obligations with respect to matters involving the accounting, financial reporting, and internal control and compliance functions of the Company. Our Audit Committee employs an independent registered public accounting firm to audit the financial statements of the Company and perform other assigned duties. Further, our Audit Committee provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of the Company’s internal controls. In fulfilling its responsibilities, our Audit Committee may rely on the reports, findings and representations of the Company’s auditors, legal counsel, and responsible officers.
The Audit Committee currently consists of Messrs. Hathaway (Chairman), Balaban, Cohee and Wilson. Each member of the Audit Committee is “financially literate” as required by NASDAQ rules. The Audit Committee also includes at least one member, Mr. Hathaway, who was determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules and to meet the qualifications of “financial sophistication” in accordance with NASDAQ rules. Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.
The Audit Committee met five times during the fiscal year ended December 31, 2010, and all members of the Audit Committee attended all of the meetings.
A copy of our Audit Committee’s report for 2010 can be found on page 14 of this Proxy Statement.
A copy of our Audit Committee charter is included on our website at http://www.dble.com/AuditCommittee. The NASDAQ rules and the Audit Committee charter provide that the Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

Compensation Committee
Our Compensation Committee carries out the responsibilities, and exercises the authority, of our Board with respect to matters relating to the compensation of executive officers and directors of the Company to the extent assigned by the Board. The Compensation Committee is generally responsible for:
•	Establishing and periodically reviewing the Company’s compensation philosophy and the adequacy of compensation plans and programs for executive officers and other Company employees;
•	Establishing compensation arrangements and incentive goals for executive officers and non-employee directors and administering compensation plans; and
•	Reviewing the performance of the executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based on performance.
Our Compensation Committee conducts an annual review of our compensation program. The Compensation Committee held two in-person or telephonic meetings during the year ended December 31, 2010 and all members of the Compensation Committee participated in the meetings. The Compensation Committee currently consists of Messrs Cohee (Chairman), Balaban and Hathaway.
Role of Other Executive Officers— Our Chief Executive Officer makes recommendations to the Compensation Committee on all compensation actions (other than his own compensation) affecting our executive officers. In developing his recommendation for an executive officer, our Chief Executive Officer considers the self-evaluation prepared by the executive officer, the recommendations of his executive team, as well as his own evaluation. Our Chief Executive Officer’s evaluation includes an assessment of the impact that the executive officer has had on our Company during the award year and the executive officer’s overall value to the Company as a senior leader, taking into account current year performance.
The Compensation Committee is provided with our Chief Executive Officer’s evaluation of each officer’s performance and contributions to our Company. The Compensation Committee considers the information and recommendations provided by our Chief Executive Officer when it establishes base salaries, annual incentive cash awards and grants of long-term incentive awards.
Role of Consultants— The Compensation Committee engaged BDO Seidman & Co (“BDO”) to provide consultation and analysis which included include providing an annual analysis of the compensation of our top executive officers and their counterparts at peer companies. The analysis consists of a comparison of each element of compensation and a comparison of total compensation, which we consider to include salary, annual cash incentive awards and long-term incentive awards. BDO does not provide any other services for our Company.
A copy of the Compensation Committee charter can be found on our website at www.dble.com/CompensationCommittee.
Director Qualifications and Nomination Process
The Nominating and Corporate Governance Committee was created in February 2011. Currently Messrs. Balaban (Chairman), Cohee and Hathaway serve on the Company’s Nominating and Corporate Governance Committee. In selecting nominees for the Board of Directors, the Nominating and Corporate Governance Committee seeks members with a variety of experiences and expertise, and among other things will consider business experience in the industry in which the Company operates, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and reputation for integrity and professionalism. The committee also will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders in accordance with the Company’s bylaws.
When considering potential director candidates for nomination or election, the Committee considers the following qualifications, among others, of each director candidate:
•	High standard of personal and professional ethics, integrity and values;
•	Training, experience and ability at making and overseeing policy in business, government and or education sectors;

•	The individuals ability, diversity of background and experience and soundness of judgment who attained a position of leadership in their field of endeavor;
•	Willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;
•	Willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to Board and Committee memberships;
•	Willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company’s business affairs;
•	Willingness not to engage in activities or interest that may create a conflict of interest with a director’s responsibilities and duties to the Company and its constituents; and
•	Willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performance.
Our bylaws contain a specific provision regarding nominations made by stockholders for the election of directors. To be considered for nomination by the Nominating and Corporate Governance Committee at the next Annual Meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Corporate Secretary of the Company, at the Company’s principal business address, not fewer than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. If fewer than 60 days’ notice of the meeting is given to stockholders, stockholders’ nominations for director must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Corporate Secretary of the Company at the Company’s principal business address not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Each notice of nomination of directors by a stockholder must contain certain information about the proposed nominee, including name, age, business address and, if known, residence address of each nominee proposed in that notice, the principal occupation or employment for at least the five years preceding the date of the notice, the number of shares of the Company’s common stock beneficially owned by each nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder. The Nominating and Corporate Governance Committee will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of our stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and that the defective nomination will be disregarded.
Diversity
The Board recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director. The Board does not, however, have a formal policy concerning the consideration of diversity.
Audit Committee Report
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company’s Report on Form 10-K for the year ended December 31, 2010
The Committee discussed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditors with the Committee under the Statement on Auditing Standards No. 61, as amended. In addition, the Committee discussed with the independent registered public accounting firm, its independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the provision by the Company’s independent registered public accounting firm of services to the Company, other than audit services, is compatible with maintaining its independence.

The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC. The Committee also selected the Company’s independent registered public accounting firm.
The Audit Committee
Brent Hathaway (Chairman)
Sigmund Balaban
Roy G. Cohee
David Wilson
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Employee Code of Business Conduct and Code of Ethics and Reporting of Accounting Concerns
We have adopted an Employee Code of Business Conduct and Ethics (the “Code of Conduct”). We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interests.
The Code of Conduct includes a Code of Ethics for our Chief Executive Officer, our Chief Financial Officer, our Vice Presidents and all other financial officers and executives. This Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. The Code of Conduct can be found on our website at http://www.dble.com/CodeOfConduct.
Further, we have established “whistle-blower procedures” that provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide substantial protections to employees who report company misconduct.
The Company has also established a policy and internal training program concerning The Regulation Fair Disclosure to help protect the Company and its employees from potential securities law disclosure violations.
Stockholder Communications to the Board
Stockholders wishing to send communications to the Board may contact Richard Dole, Chairman of the Board, at our principal executive office address. All such communications will be shared with the members of the Board, or if applicable, a specified committee or director. Stockholders may also contact Brent Hathaway, Audit Committee chair with any whistleblower concerns at bod@eagle-eagle.net.

SUMMARY COMPENSATION TABLE
The following table sets forth in summary form the compensation earned during the years ended December 31, 2010 and 2009 by our Chief Executive Officer, and three additional most highly compensated executive officers, each of whom had total compensation (as defined by the SEC) exceeding $100,000. The individuals named in the following table are referred to collectively as the “Named Executive Officers” or the “NEOs.” We did not have any non-equity incentive plans, pension plans or nonqualified deferred compensation plans for the past two fiscal years. Therefore, we have not included columns for non-equity incentive plans, changes in pension value, or changes in nonqualified deferred compensation earnings in the table below.

					Stock	Option Awards	All Other
Name and Principal Position	Year		Base Salary	Bonus (1)	Awards (2)	(2)	Compensation (3)		Total

Richard D. Dole,	2010		$300,000	$100,000	$—	$—	$24,500		$424,500
Chief Executive Officer	2009		$300,000	$103,948	$—	$—	$—		$403,948

Kurtis S. Hooley,	2010		$220,000	$85,000	$—	$—	$22,000		$327,000
Senior Vice President, Chief Financial Officer	2009		$220,000	$74,798	$—	$—	$22,000		$316,798

D. Steven Degenfelder,	2010		$200,000	$50,000	$—	$—	$20,654	(4)	$270,654
Senior Vice President, Exploration and New Ventures Ventures	2009		$200,000	$24,998	$—	$—	$20,666	(4)	$245,664

Ashley Jenkins, Vice President, Controller	2010	(5)	$150,000	$40,000	$84,170	$96,436	$15,000		$385,606

(1)
The 2010 bonus was paid 100% in cash in December 2010. The 2009 Bonus was paid on December 28, 2009, and comprised of both cash and restricted stock, which vested on the date of grant. In 2009, Mr. Dole received 11,839 shares and $51,975 cash; Mr. Hooley received 8,519 shares and $37,400 cash; and Mr. Degenfelder received 2,847 shares and $12,500 cash.

(2)	Stock award and stock option amounts reflect the aggregate grant date fair value of shares granted during each fiscal year.

(3)
We maintain a tax-qualified Simplified Employee Pension Plan covering substantially all employees meeting minimum eligibility requirements. Contributions made by the Company are determined solely at management’s discretion, and are currently equal to 10% of the employee’s base pay once the employee has reached one year of service with the Company. Unless otherwise noted, the other compensation is solely comprised of the Company’s contribution to the Simplified Employee Pension Plan.

(4)
Mr. Degenfelder 2010 other compensation includes $20,000 of contributions to the Simplified Employee Pension Plan and $654 for personal use of a Company vehicle. Mr. Degenfelder’s 2009 other compensation includes $20,000 of contributions to the Simplified Employee Pension Plan and $666 for personal use of a Company vehicle.

(5)	Ms. Jenkins was appointed to VP Controller effective January 1, 2010.
To establish and retain a team of executive management of high caliber, the Company maintains employment agreements with each of its NEO’s. The contracts were implemented in their current state in September 2008, and the contracts of Messrs Dole, Hooley and Degenfelder automatically renewed for a one-year term on December 31, 2010. Ms. Jenkins contract was implemented January 1, 2010 and automatically renewed for a one-year term on December 31, 2010. All employment contracts contain the following provisions:
•	Automatically renew for successive one-year periods following the initial December 31 termination date unless terminated by the NEO or the Company with sufficient notice

•	Specify the initial base salary that will be paid to each NEO

•	Specify the target annual cash bonus for each NEO

•	Specify restricted stock and stock option grants provided to each NEO upon execution of the employment agreement, and

•	Specify severance compensation and benefits that each NEO will receive under various termination scenarios, as summarized in the table below:

Termination Without Cause or Quit for Good Reason
NEO	Before Change in Control	After Change in Control	Dies or Becomes Disabled
Dole	18 months salary and health care benefits	36 months salary and benefits + 100% of any cash bonuses paid in prior 36 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

Hooley	12 months salary and health care benefits	18 months salary and benefits + 50% of any cash bonuses paid in prior 36 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

Degenfelder Jenkins	6 months salary and health care benefits	12 months salary and benefits + 50% of any cash bonuses paid in prior 24 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE
The following table sets forth information concerning the current status and value of individual grants of equity to the Company’s NEOs as of December 31, 2010. For further discussion regarding our stock-based compensation plans, refer to Note 10 in the Notes to Consolidated Financial Statements in Item 15 of our Report on Form 10-K for the fiscal year ended December 31, 2010.

	Option Awards						Stock Awards
			Number of	Number of						Market Value
			Securities	Securities					Number of	of Shares or
			Underlying	Underlying					Shares or	Units of Stock
	Option		Unexercised	Unexercised	Option	Option			Units of Stock	That Have
Name of Executive and	Grant Date		Options	Options	Exercise	Expiration	Stock Award		That Have	Not Vested
Principal Position	(2)		Exercisable	Unexercisable	Price	Date	Grant Date		Not Vested	(1)
Richard Dole	9/4/2008	(3)	65,330	43,552	$14.81	9/4/2015
Chief Executive Officer							9/4/2008	(3)	16,336	$80,536

Kurtis Hooley	9/1/2006		16,000	4,000	$20.43	3/1/2012
Chief Financial Officer	1/15/2008		4,000	6,000	$14.36	7/15/2013
	9/4/2008	(3)	32,082	21,387	$14.81	9/4/2015
							1/15/2008	(5)	348	$1,716
							9/4/2008	(3)	8,021	$39,544

D. Steven Degenfelder	3/23/2004	(4)	24,000	—	$14.00	(4)
Senior VP, Exploration	9/4/2008	(3)	29,166	19,442	$14.81	9/4/2015
and New Ventures							1/15/2008	(5)	348	$1,716
							9/4/2008	(3)	7,293	$35,956

Ashley Jenkins	3/24/2008		8,000	12,000	$16.31	9/24/2013
Vice President,	1/2/2009		2,000	8,000	$7.79	1/2/2014
Controller	1/4/2010	(6)	8,976	35,904	$4.50	1/4/2014
							1/4/2010	(6)	16,265	$80,186

(1)
The market value of the outstanding stock awards represents the product of the closing prices of the Company’s common stock as of December 31, 2010, which was $4.93, and the number of shares underlying each such award.

(2)	Unless otherwise noted shares vest in five equal annual installments beginning one year from the date of grant and each year thereafter.

(3)	Shares vest in five equal annual installments beginning on December 31, 2008 and each December 31 thereafter.

(4)
Mr. Degenfelder’s stock options granted on March 23, 2004 vested in five equal annual installments beginning one year from the date of grant and each year thereafter. Mr. Degenfelder’s vested stock options expire and terminate on the fifth anniversary of the date they first became exercisable.

(5)	Shares vest in three equal annual installments beginning one year from the date of grant and each year thereafter.

(6)	Shares in five equal annual installments beginning with the award grant date with an additional 20% vesting on January 1 each year thereafter.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions.
The Company has not implemented a formal written policy concerning the review of related party transactions, but compiles information about transactions between the Company and its directors and officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the amount involved. The Board of Directors annually reviews and evaluates this information, with respect to directors, as part of its assessment of each director’s independence. Based on a review of the transactions between the Company and its directors and officers, their immediate family members, and their affiliated entities, the Company has identified that, during the 2009 fiscal year, it was party to one transaction, described below, in which the amount involved exceeded $120,000 and in which one of the Company’s directors, executive officers or greater than five percent stockholders, or any of their immediate family members or affiliates, had a direct or indirect material interest.

There were no transactions with any related person (as defined by the SEC) requiring disclosure as defined by the SEC or The NASDAQ Stock Market listing standards during the year ended December 31, 2010.
PROPOSAL #2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Hein & Associates LLP (“Hein”) has been appointed by the Audit Committee, which is composed entirely of independent directors, to be the Company’s independent registered public accounting firm for 2011. A resolution will be presented at the meeting to ratify their appointment. If the stockholders do not ratify the appointment of Hein, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee.
Representatives of Hein will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.
Required Vote; Recommendation of the Board of Directors
An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this proposal.
The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Hein as the Company’s independent registered public accounting firm for 2011.
MATTERS RELATED TO THE INDEPENDENT REGISTERED ACCOUNTING FIRM
The following table presents fees for professional services rendered by Hein for the audit of the Company’s annual financial statements for the years ended December 31, 2010 and 2009, and fees for other services rendered by Hein during those periods:

	2010	2009
Audit fees	$213,663	$250,500
Audit-related fees	—	41,370
Tax fees	45,080	43,635
All other fees	—	—

Total	$258,743	$335,505

Audit Fees
The aggregate fees billed for professional services rendered by Hein for its audit of our annual financial statements (including the audit of our internal control over financial reporting in 2010 and 2009) and its review of our quarterly financial statements included in Forms 10-Q in 2010 and 2009.
Audit-Related Fees
Audit-related fees are generally for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures to meet certain regulatory requirements. No such fees were incurred in 2010.
Tax-Related Fees
The aggregate fees billed by Hein in each of 2010 and 2009 were for professional services for tax compliance, tax advice or tax planning.

Audit Committee Pre-Approval
Our Audit Committee’s policy is that either (i) the Audit Committee shall pre-approve all auditing and non-auditing services of the independent registered public accounting firm, subject to deminimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit; or (ii) the engagement of the independent registered public accounting firm, be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee pre-approved 100% of Hein’s fees for audit services in year 2010 and 2009. Fees for audit-related services performed by Hein’s in years 2010 and 2009 were not recognized by us at the time of the engagement to be non-audit services. Except as indicated above, there were no fees other than audit fees for years 2010 and 2009, and the auditors engaged performed all the services described above with their full-time permanent employees.
VOTING PROCEDURES
Votes at the Annual Meeting are counted by an inspector of election appointed by the Board or the chairman of the meeting. If a quorum is present, a plurality of the votes cast by those present in person or by proxy is required for approval of Proposal #1, and an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of Proposal #2. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.
STOCKHOLDER PROPOSALS
In order to be considered for inclusion in the proxy statement and form of proxy relating to our next Annual Meeting of stockholders following the end of our 2011 fiscal year, proposals by individual stockholders must be received by us no later than December 16, 2011. If a shareholder desires to bring other business before the 2012 Annual Meeting without including such proposal in the Company’s proxy statement, the shareholder must notify the Company in writing on or before December 16, 2011.
In addition, under Rule 14a-4(c)(1) of the Exchange Act, the proxy solicited by the Board of Directors for the next Annual Meeting of stockholders following the end of our 2011 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal on or no later than April 21, 2012.
OTHER BUSINESS
Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this proxy statement. If any other business should come before the Annual Meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.
Dated: April 1, 2011
Carol A. Osborne
Corporate Secretary
* * * * *

PROXY PROXY
DOUBLE EAGLE PETROLEUM CO.
For the Annual Meeting of Stockholders
Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Richard Dole and Kurtis S. Hooley, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the “Company”) to be held on May 24, 2011, at 9:00 A.M. (Mountain Daylight Time) at the offices of Faegre & Benson LLP, 3200 Wells Fargo Center, 1700 Lincoln St., Denver, Colorado 80203, or any adjournments thereof, on the following matters:
☑ Please mark votes as in this example.
1.	ELECTION OF A DIRECTOR FOR A TERM AS DESCRIBED IN THE PROXY STATEMENT:
Nominees:

		Term to Expire
		at the Annual	For	Against	Abstain
Class	Director	Meeting in:
Class I	Sigmund Balaban	2014	☐	☐	☐

Class I	David Wilson	2014	☐	☐	☐
2.	RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS DOUBLE EAGLE’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR 2010 AUDIT:
☐ FOR                      ☐ AGAINST                      ☐ ABSTAIN
3.	In their discretion, the proxies are, and each of them hereby is, authorized to vote upon an adjournment or postponement of the meeting.
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐
Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Item 1.
This proxy is solicited on behalf of the Board of Directors of Double Eagle Petroleum Co.

Dated:

Signature:

Signature:

Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)